UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2005 (May 10, 2005)

UAP Holding Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51035	11-3708834
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7251 W. 4th Street Greeley, Colorado 80634
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2005, UAP Holding Corp (the “Company”) will present at the UBS Leveraged Finance Conference in Las Vegas at 2:15 p.m. pacific time. Chief Executive Officer Kenny Cordell and Executive Vice President and Chief Financial Officer David Bullock will make the presentation.

The Company presentation will be broadcast over the Internet. Participants can access the webcast and a downloadable version of the presentation from the “Investor Information” link on the Company home page, located at www.uap.com.

The majority of the information provide in the presentation will be the same information as provided in the Company’s press release, as furnished as Exhibit 99.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission on May 3, 2005. The Company furnishes information in the presentation, which has not been publicly filed, below.

The Company does not undertake any plan or obligation to update the presentation, even though its situation may change in the future.

Reconciliation of Non GAAP Financial Measures to GAAP Financial Measures

The following tables reconcile the differences between net income, as determined under United States of America generally accepted accounting principles (GAAP), adjusted EBITDA, Adjusted EBIT:

UAP Holding Corp.

($ millions)

(unaudited)

	FY2004	FY2005
Adjusted EBITDA and EBIT Reconciliation
Net Income (Loss)	45.9	30.4
Loss from discontinued operations, net of tax	4.7	—
Income tax expense (benefit)	30.9	14.1
Third party interest	8.9	43.6
Corporate allocation of finance charges	19.8	—

Sub-total EBIT	110.2	88.0
Depreciation and Amortization	14.9	15.6

EBITDA	125.1	103.6

Adjustments:
Secondary Common Stock Offering	—	2.7
Debt Redemption Charges	—	2.6
Income Deposit Securities Expenses (1)	—	6.1
ConAgra Transition Services Agreement Expenses	1.9	5.6
Apollo Management Fee	0.3	0.8
Gain on sale of assets	(10.5)	—
Inventory Fair Market Value Adjustment	3.7	17.4

Sub-total Adjustments	(4.7)	35.2

Adjusted EBITDA	120.3	138.8

Depreciation and Amortization	14.9	15.6

Adjusted EBIT	105.5	123.2

The following tables reconcile the differences between selling general and administrative, as determined under GAAP, and adjusted selling general and administrative:

($ millions)

(unaudited)

	FY2004	FY2005
Adjusted SG&A Reconciliation
Reported Selling, General & Administrative	251.1	256.0

Adjustments:
Apollo Management Fee	0.3	0.8

Sub-total Adjustments	0.3	0.8

Adjusted SG&A Spending	250.9	255.2

The following tables reconcile the differences between working capital, as determined under GAAP, and trade working capital, invested capital, average invested capital, return on invested capital and return on average invested capital:

($ millions)

(unaudited)

	2/24/2004	2/27/2005
Working Capital Reconciliation to Trade Working Capital (period ending)
Working Capital (period ending)	226.3	257.1

Adjustments:
Subtract Cash and cash equivalents	172.6	48.2
Add Back Short-term Debt	—	0.1

Trade Working Capital (period ending)	53.7	208.9

Trade Working Capital Detail:
Receivables, less allowance for doubtful accounts	170.8	235.2
Inventories	641.0	697.1
Deferred income taxes	2.7	17.3
Vendor prepay	57.9	149.0
Other current assets	22.7	8.7

Subtotal	895.1	1,107.3

Accounts payable	689.5	822.9
Other accrued liabilities	142.9	72.1
Income taxes payable	—	3.3
Deferred income taxes	9.1	0.1

Subtotal	841.5	898.4

Trade Working Capital (period ending)	53.7	208.9

Property, Plant and Equipment, net	97.1	89.7
Goodwill	43.5	34.6
Intangible assets, net	7.1	25.9
Deferred income taxes	18.3	5.1
Debt Issue Costs	23.7	18.1
Investment in nonconsolidated affiliates	4.0	4.1
Other assets	2.6	2.8
Long lived assets from discontinued operations	—	—

Subtotal Other Non-Current Assets	99.2	90.6

Invested Capital (period ending)	250.0	389.2

	FY2004	FY2005
Return on Invested Capital Calculation (period ending)
Adjusted EBIT	105.5	123.2
Invested Capital (period ending)	250.0	389.2

Return on Invested Capital (period ending)	42.2%	31.7%

($ millions)

(unaudited)

	FY2004	FY2005
Average Trade Working Capital and Invested Capital Detail (2)
Accounts Receivable, net (3)	456.2	547.7
Inventories	615.8	556.3
Prepaid Expense (4)	62.4	76.6

Sub-total	1,134.3	1,180.6

Advances on Sales	88.1	106.9
Trade Payables	423.2	578.3

Sub-total Accounts Payable	511.3	685.2
Accrued Expenses (5)	146.9	139.6

Sub-total	658.2	824.8

Average Trade Working Capital	476.2	355.8

Property, Plant and Equipment, net	98.9	94.0
Other Non-Current Assets (6)	39.1	88.0

Average Invested Capital	614.1	537.8

	FY2004	FY2005
Return on Invested Capital Calculation (7)
Adjusted EBIT	105.5	123.2
Average Invested Capital	614.1	537.8
Return on Average Invested Capital (7)	17.2%	22.9%

(1)	Breakage fees in connection with abandonment of proposed IDS offering.
(2)	12 month average for each period.
(3)	Excludes book impact of receivables that were sold as part of a receivables securitization facility utilized by UAP until it was terminated in May, 2003.
(4)	Includes deferred income taxes, vendor prepays and other current assets.
(5)	Includes other accrued liabilities, income taxes payable and deferred income taxes.
(6)	Includes goodwill, intangible assets, deferred income taxes, debt issue costs, investment in nonconsolidated affiliates, other assets and long lived assets from discontinued operations.
(7)	Defined as Adjusted EBIT over Average Invested Capital.

Safe Harbor Statement Under The U.S. Private Securities Litigation Reform Act Of 1995

This financial information may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. These statements include, but are not limited to, discussions regarding industry outlook, the company’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks related to the seasonality of the company’s business and weather conditions in its markets, its substantial leverage and restrictions contained in its debt agreements, the possibility of liability for pollution and other damage that is not covered by insurance or that exceeds its insurance coverage, its dependence on rebate programs, and other risks identified and discussed under the caption “Risk Factors” in the registration statement that the Securities and Exchange Commission declared effective on February 2, 2005, and in the other documents the company files with the SEC from time to time.

The financial information furnished herewith uses the non-GAAP financial measures of EBITDA, adjusted EBITDA, adjusted EBIT, trade working capital, average trade working capital, invested capital, return on invested capital, average invested capital and return on average invested capital. These financial measures exclude the impact of gains on certain asset sales and expenses related to the company’s proposed offering of income deposit securities, the write-up of inventory to fair market value, the transition services provided by ConAgra Foods, initial public offering expenses, debt redemption charges and the management fees paid to Apollo. We believe that EBITDA, adjusted EBITDA, adjusted EBIT, trade working capital, average trade working capital, invested capital, return on invested capital, average invested capital and return on average invested capital best reflect our ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes. In addition, management uses these financial measures in internal reporting, in its budgeting and long-range planning processes and in determining performance-based compensation.

The presentation of EBITDA, adjusted EBITDA, adjusted EBIT, trade working capital, average trade working capital, invested capital, return on invested capital, average invested capital and return on average invested capital intended to supplement investors’ understanding of our operating performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies. Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, or comprehensive income (loss), as determined in accordance with accounting principles generally accepted in the United States.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document
99.1	Press Release dated May 10, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP.
(Registrant)
Date: May 12, 2005
	By:	/s/ David W. Bullock
David W. Bullock
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated May 10, 2005.